UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Earliest Event Reported: December 14, 2004

M.D.C. Holdings, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-8951	84-0622967

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification #)

3600 South Yosemite Street, Suite 900, Denver, CO 80237
(Address of Principal Executive Office)

(303) 773-1100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 210.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events

On December 14, 2004, M.D.C. Holdings, Inc. (the “Registrant”) announced that its board of directors approved a stock split to be effected in the form of a 30% stock dividend. The stock dividend will be distributed on January 12, 2005 to shareowners of record on December 28, 2004 and will be in the form of three additional shares the Registrant’s common stock for each ten shares owned by shareowners on the record date. The Registrant’s press release announcing the stock split is attached as Exhibit 99.1.

The number of outstanding shares listed on the front cover of Registrant’s quarterly report on Form 10-Q for the quarter ended September 30, 2004 contained a typographical error. The actual number of shares outstanding on November 3, 2004 is 33,218,000.

ITEM 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

	Exhibit Number	Description

	99.1	Press release dated December 14, 2004 of the Registrant announcing a stock split in the form of a 30% stock dividend to shareholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

M.D.C. HOLDINGS, INC.
Dated: December 14, 2004	By:	/s/ Joseph H. Fretz
Joseph H. Fretz
Secretary and Corporate Counsel

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated December 14, 2004 of the Registrant announcing a stock split in the form of a 30% stock dividend to shareholders.